Segmented information	12 Months Ended
Dec. 31, 2019
Disclosure of operating segments [abstract]
Segmented information

24. Segmented information

The Company reports segment information based on internal reports used by the chief operating decision maker ("CODM") to make operating and resource decisions and to assess performance. The CODM is the Chief Executive Officer of the Company. The CODM makes decisions and assesses performance of the Company on a consolidated basis such that the Company is a single reportable operating segment. For the years ended December 31, 2019 and 2018 all revenues generated by the Company were earned by their subsidiary, FV Pharma, who is domiciled in Canada. For the years ended December 31, 2019 and 2018 all property, plant and equipment were held by FV Pharma and the intangible asset is related to the Company's US domiciled subsidiary, Prismic.